UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2023

American Strategic Investment Co.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-39448	46-4380248
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

222 Bellevue Ave, Newport, Rhode Island 02840
(Address, including zip code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.01 par value per share	NYC	New York Stock Exchange
Class A Preferred Stock Purchase Rights		New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Resignation of Director Abby M. Wenzel

On December 28, 2023, Ms. Abby M. Wenzel resigned as a Class I Director of the American Strategic Investment Co. (the “Company”), effective December 28, 2023. Ms. Wenzel’s resignation from the Board is not the result of any disagreement with the Company. In connection with such resignation, the board of directors of the Company (the “Board”) approved amendments to certain award agreements by and between the Company and Ms. Wenzel to accelerate the vesting of all unvested restricted shares granted to Ms. Wenzel for service on the Board under the Company’s 2017 Amended and Restated Employee and Director Incentive Restricted Share Plan and the Company’s 2020 Omnibus Incentive Compensation Plan such that all such shares vested upon the effectiveness of Ms. Wenzel’s resignation.

Appointment of Director Nicholas Radesca

On December 28, 2023, the Board appointed Mr. Nicholas Radesca to serve as a member of the Board, effective December 28, 2023, to fill the vacancy created by the resignation of Ms. Wenzel. Mr. Radesca will serve as a Class I Director for the remainder of Ms. Wenzel’s term, which expires on the date of the Company’s 2024 Annual Meeting of Stockholders, and until his successor has been duly elected and qualified, subject to his earlier death, resignation, retirement, disqualification or removal.

The board determined that Mr. Radesca is “independent” as defined under the listing standards of the New York Stock Exchange (“NYSE”) and the Company’s corporate governance guidelines. The Board appointed Mr. Radesca to serve on the Board’s Audit Committee, Compensation Committee and Nominating and Governance Committee, to fill the vacancies created by the resignation of Ms. Wenzel, and to serve as the Chair of the Compensation Committee, which position had been held by Ms. Wenzel. The Board designated him as an “audit committee financial expert” as defined by the Securities and Exchange Commission (“SEC”).

Mr. Radesca, 58, served as an independent director of G&P Acquisition Corp. from January 2021 to December 2022, and has decades of public company experience as chief financial officer of numerous companies, including serving as interim chief financial officer of the Company from June 2015 through November 2017 and as chief financial officer of AR Global Investments, LLC (“AR Global”) from January 2014 through November 2017, which is the parent company of New York City Advisors, LLC, the Company’s advisor, and New York City Properties, LLC, the Company’s property manager. Prior to joining the predecessor to AR Global, in December 2012, Mr. Radesca was employed by Solar Capital Management, LLC, from March 2008 to May 2012, where he served as the chief financial officer and corporate secretary for Solar Capital Ltd. and its predecessor company, and Solar Senior Capital Ltd., both of which are publicly traded business development companies. From 2006 to February 2008, Mr. Radesca served as the chief accounting officer at iStar Financial Inc. (“iStar”), a publicly traded commercial REIT, where his responsibilities included overseeing accounting, tax and SEC reporting. Prior to iStar, Mr. Radesca served in various senior accounting and financial reporting roles at Fannie Mae, Del Monte Foods Company, Providian Financial Corporation and Bank of America. Mr. Radesca has 25 years of experience in financial reporting and accounting and is a licensed certified public accountant in New York and Virginia. Mr. Radesca holds a B.S. in accounting from the New York Institute of Technology and an M.B.A. from the California State University, East Bay.

The Board believes that Mr. Radesca’s extensive background in real estate, credit, M&A and operating businesses make him well qualified to serve on the Board.

There are no family relationships between Mr. Radesca and any director or executive officer of the Company, there are no arrangements or understandings between Mr. Radesca and any other persons or entities pursuant to which Mr. Radesca was appointed as a director of the Company. Since the beginning of Company’s last fiscal year, the Company has not engaged in any transaction, or any currently proposed transaction, in which Mr. Radesca had or will have a direct or indirect material interest that would require disclosure pursuant to Item 404(a) of Regulation S-K promulgated by the SEC.

Effective upon appointment, Mr. Radesca became eligible to receive the standard compensation provided by the Company to its other non-employee directors, including a pro-rated annual retainer based on the date he joins the Board, as most recently disclosed in the Company’s definitive proxy statement for its 2023 annual meeting of shareholders filed with the SEC on April 18, 2023 (the “2023 Proxy Statement”). In addition, in connection with his appointment, Mr. Radesca will enter into the Company’s standard indemnification agreement, as described in the Company’s 2023 Proxy Statement, and filed as Exhibit 10.10 of the Company’s Annual Report on Form 10-K filed with the SEC on March 16, 2023.

Item 7.01 Regulation FD Disclosure

On December 29, 2023, the Company issued a press release relating to the matters described in Item 5.02 of this Current Report on Form 8-K. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated by reference in this Item 7.01. The information contained in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly incorporated by specific reference in such filing.

 Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated December 29, 2023
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Strategic Investment Co.

Date: December 29, 2023	By:	/s/ Michael Anderson
Michael Anderson
Chief Executive Officer